UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2013

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the offering of the Notes (as defined in Item 8.01 below), Walter Energy, Inc. (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the following information.

The Company intends to use the net proceeds of the offering of Notes (i) to repurchase up to $175 million of the Company’s Term Loan A through a Dutch Auction process and (ii) the remainder for general corporate purposes. To the extent the proposed Dutch Auction is not fully subscribed, the unused portion of the $175 million referred to above for use in the Dutch Auction will be used to repurchase Term Loan A and Term Loan B on a pro rata basis. The terms of the Company’s Credit Agreement provide that the Company may repurchase up to $250 million of Term Loan A borrowings through a Dutch Auction process without any requirement to repurchase any Term Loan B borrowings pro rata.

For the six months ended June 30, 2013, the Company derived approximately 31% of its total sales revenues from sales to the Company’s five largest customers.

The information in Item 7.01 of this Current Report on Form 8-K is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 8.01	Other Events.

On September 19, 2013, the Company issued a press release announcing that it has commenced a private offering of $350 million aggregate principal amount of senior secured notes (the “Notes”).  The Notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including the exhibit hereto) contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s filings with the SEC. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated September 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: September 19, 2013	By:	/s/ Earl H. Doppelt

	Name:	Earl H. Doppelt
	Title:	Senior Vice President, General Counsel and Secretary